Debt	6 Months Ended
Jun. 30, 2013
Debt Disclosure [Abstract]
Debt Disclosure
DEBT
Our balances for long-term debt and capital leases are as follows (in millions):

	June 30,	December 31,
	2013	2012
5.00% senior notes due 2023	$550	$—
Term loan due 2018 (effective rate of 1.95% at June 30, 2013)	500	—
Capital leases	4	5
Total debt outstanding	1,054	5
Less current portion	(29)	(1)
Debt, less current portion	$1,025	$4

Availability under revolving credit facility (expires 2018):
Total available credit facility limit	$300	$—
Letters of credit outstanding	(3)	—
Maximum leverage ratio constraint (a)	(99)	—
Total available and undrawn	$198	$—

(a)	Our credit facility contains a maximum lease adjusted leverage ratio of 3.75 to 1.00. As a result, we were limited to the amount we could borrow under our revolving credit facility at June 30, 2013.
In connection with the issuance of our new long-term debt, we incurred debt issuance and credit facility origination costs of $18 million, which is amortized into interest expense using the effective interest method over the terms of the associated notes and credit facilities.
Notes
Our $550 million notes are guaranteed, jointly and severally, on a senior unsecured basis by certain of our domestic subsidiaries. The notes and the guarantees are unsecured senior obligations of CST and the guarantor subsidiaries, respectively. Accordingly, they are: equal in right of payment with all of our and the guarantors’ existing and future senior unsecured indebtedness; senior in right of payment to any of our and the guarantors’ future subordinated indebtedness; effectively subordinated to all of our and the guarantors’ existing and future secured indebtedness, including indebtedness under our new credit facilities; and effectively subordinated to all future indebtedness and other liabilities, including trade payables, of our non-guarantor subsidiaries (other than indebtedness and other liabilities owed to us).
If we sell certain assets and do not repay certain debt or reinvest the proceeds of such sales within certain periods of time, we will be required to use such proceeds to offer to repurchase the notes at 100% of their principal amount, plus accrued and unpaid interest and special interest, if any, to the date of repurchase. Upon the occurrence of certain specific change of control events, we will be required to offer to repurchase all outstanding notes at 101% of the aggregate principal amount of notes repurchased, plus accrued and unpaid interest, if any, to the date of repurchase.
The indenture governing the notes, among other things, imposes limitations on our ability to: borrow money or guarantee debt; create liens; pay dividends on or redeem or repurchase stock; make specified types of investments and acquisitions; enter into new lines of business; enter into transactions with affiliates; and sell assets or merge with other companies.
The notes were issued in a private transaction that was not subject to the registration requirements of the Securities Act of 1933 (the “Securities Act”). In connection with the offering of the notes, we entered into a registration rights agreement pursuant to which we and the guarantors of the notes will register substantially identical exchange notes under the Securities Act and permit holders to exchange the notes for the registered exchange notes.
Credit Facilities
Our new credit facilities provide for an aggregate amount of $800 million in financing, with a final maturity date on May 1, 2018, consisting of the following:

•	a term loan facility in an aggregate principal amount of $500 million; and

•	a revolving credit facility in an aggregate principal amount of up to $300 million.
The credit facilities are guaranteed by our domestic subsidiaries and secured by security interests and liens on substantially all of our domestic subsidiaries’ assets, including 100% of the capital stock of our domestic subsidiaries and 65% of the voting equity interests and 100% of the non-voting equity interests of material, first-tier, foreign subsidiaries, subject to certain customary exceptions. The credit facilities have, among others, the following terms:

•
subject to exclusions, mandatory prepayments with the net cash proceeds of certain asset sales, insurance proceeds or condemnation awards, the incurrence of certain indebtedness and our excess cash flow (as defined in the credit agreement);

•
customary affirmative and negative covenants for credit agreements of this type, including limitations on us and our guarantor subsidiaries with respect to indebtedness, liens, fundamental changes, restrictive agreements, prepayments and amendments of certain indebtedness, dispositions of assets, acquisitions and other investments, sale leaseback transactions, conduct of business, transactions with affiliates and dividends and redemptions or repurchases of stock; and

•
financial covenants consisting of (a) a maximum total lease adjusted leverage ratio initially set at 3.75 to 1.00, (b) a minimum fixed charge coverage ratio set at 1.30 to 1.00, and (c) limitations on expansion capital expenditures. As of June 30, 2013, our lease adjusted leverage ratio and fixed charge coverage ratio were 3.24 and 5.56, respectively.

Borrowings under our credit facilities bear interest at the “London Interbank Offered Rate” (“LIBOR”) plus a margin, or an alternate base rate as defined under the agreement, plus a margin. Initially, all LIBOR rate loans have an applicable interest rate margin of 1.75%, and all alternate base rate loans have an applicable interest rate margin of 0.75%. Future interest rate margins will increase or decrease based on our leverage ratio as prescribed under the credit agreement governing the credit facilities. The revolving credit facility provides for customary fees, including commitment fees and other fees.
Outstanding borrowings under our term loan facility are LIBOR loans bearing interest at 1.95% (LIBOR plus 1.75%) as of June 30, 2013.
We are required to make principal payments on the term loan in accordance with an amortization schedule as follows (in millions):

Years Ending December 31,	Total Principal to be Repaid
2013 (remainder)	$12
2014	34
2015	47
2016	69
2017	75
2018	263
Total	$500

The aggregate fair value and carrying amount of the notes and term loan at June 30, 2013 was $1.04 billion and $1.05 billion, respectively. The fair value of our debt is determined primarily using the market approach based on quoted prices provided by third-party brokers and vendor pricing services, but are not exchange-traded. These quoted prices are considered Level 2 inputs under the fair value hierarchy established by ASC 820, Fair Value Measurements and Disclosures.